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TIFF      TIP PROSPECTUS
[logo]    A Report of the TIFF INVESTMENT PROGRAM, INC.
          MAY 1, 2002, AS REVISED SEPTEMBER 17, 2002

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                               TIFF MUTUAL FUNDS
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TIFF Multi-Asset Fund                           Foundation Advisers, Inc.
TIFF International Equity Fund                  Suite 250
TIFF US Equity Fund                             590 Peter Jefferson Parkway
TIFF Domestic Stock Index Fund                  Charlottesville, VA 22911
TIFF Bond Fund                                  [] Phone           434-817-8200
TIFF Government Bond Index Fund                 [] Fax             434-817-8231
TIFF Inflation-Linked Bond Fund                 [] Email          info@tiff.org
TIFF Short-Term Fund                            [] Website         www.tiff.org

The TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment vehicles, each with its own investment objectives and policies. The mutual funds are available to foundations and other 501(c)(3) organizations.

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                                   CONTENTS
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Overview ................................................................     2
Glossary ................................................................     3
Risk Return Analysis
[] Fund Descriptions ....................................................     4
[] General Risks ........................................................    12
[] Performance Charts ...................................................    14
[] Performance Table ....................................................    15
Fees and Annual Operating Expenses ......................................    16
Eligible Investors ......................................................    17
Management and Administration of the Mutual Funds .......................    17
[] Biographies of Board Members and Principal Officers ..................    18
[] The Advisor ..........................................................    19
[] Money Managers .......................................................    20
[] Money Manager Fee Arrangements and Portfolio Managers ................    21
[] Commingled Investment Vehicle Portfolio Managers .....................    24
Additional Investment Strategies and Risks ..............................    25
Purchases and Redemptions ...............................................    26
Dividends and Distributions .............................................    28
Tax Considerations ......................................................    28
Financial Highlights ....................................................    28
Further Information .....................................................    32

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                   OVERVIEW
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The TIFF Investment Program's family of no-load mutual funds consists of three equity funds, four fixed income funds, and one multi-asset fund (i.e., combining both equities and fixed income securities).

Foundation Advisers, Inc. ("FAI") is the investment advisor to the TIFF mutual fund family. FAI seeks to achieve each fund's investment and performance objectives by choosing money managers for each fund, allocating cash among the money managers, and monitoring their performance. The money managers are responsible for the day-to-day investment decisions for the funds. Each money manager specializes in a particular market sector and/or utilizes a particular investment style. For a description of the process of selecting money managers, please see the section below entitled Management and Administration of the Mutual Funds - Money Managers.

The Multi-Asset, International Equity, US Equity, and Bond Funds operate on a "multi-manager" basis. This means that each fund is managed by more than one independent money manager.

In addition to employing money managers that manage the funds' assets in individual accounts, certain of the funds invest in commingled investment vehicles (CIVs). A CIV is a fund of collectively managed pooled assets in which there are other investors in addition to the TIFF mutual funds. Typically, the CIVs provide the TIFF mutual funds with access to money managers that do not offer separate account management. The CIVs have obligations to the TIFF mutual funds as interest holders in the CIVs rather than as money managers.

There is no guarantee that a TIFF mutual fund will achieve its investment objective or that a fund's assets will not decline in value. Like all mutual funds, the TIFF funds are subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions, and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund may not perform as well as the market as a whole.

In addition, the TIFF mutual funds that operate on a multimanager basis are subject to "multi-manager" risk. This is the risk that FAI may not be able to
(1) identify and retain money managers who achieve superior investment returns relative to similar investments, (2) combine money managers in a fund such that their investment styles are complementary, or (3) allocate cash among the money managers to enhance returns and reduce volatility, relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.
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                             GLOSSARY
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The Glossary below explains certain terms used throughout this prospectus.

"AMERICAN DEPOSITARY RECEIPTS" (ADRs) are US dollardenominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are subject to the same risks as foreign securities.

"ARBITRAGE" is a strategy aimed at profiting from differences in price when one company's securities trade in more than one market. It involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A "BOTTOM-UP" investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A "CLOSED-END FUND" is an investment company whose shares trade on an exchange such as the New York Stock Exchange and whose price fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the portfolio securities.

"DURATION" is a measure of the expected life of a bond. It also measures the sensitivity of a bond's price to changing interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price.

"EVENT DRIVEN" investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spinoff is expected to affect the price of a security.

A "GROWTH-ORIENTED" investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A "HEDGE FUND" is an investment vehicle (often a limited partnership) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

"INDEX" or "PASSIVE" investing tries to match as closely as possible the performance of a target index, which is an unmanaged group of securities whose performance is used to measure the investment performance of a particular market. An index fund holds all or a representative sample of the securities in the target index. An index fund incurs fees and expenses that tend to reduce its performance relative to that of the target index.

"SECURITY SELECTION" for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A "TOP-DOWN" investment approach involves assessing the relative strengths of various market sectors, industries, or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries, or countries.

A "VALUE-ORIENTED" investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks whose average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds' other investment strategies and risks, please read the section entitled Additional Investment Strategies and Risks.
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                   RISK RETURN ANALYSIS -- FUND DESCRIPTIONS
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TIFF MULTI-ASSET FUND
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Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds inflation plus 5% per annum.

To assess the active strategies employed by the fund's managers, the fund's performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next, or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table below. The directors believe this self-constructed Multi-Asset Fund benchmark represents an appropriate long-term asset mix for organizations that seek to maintain the real (inflationadjusted) value of their assets while distributing 5% of these assets annually.


ASSET CLASS               WEIGHT          BENCHMARK

US Stocks                  25%            Wilshire 5000 Total Market Index

Foreign Stocks             25%            MSCI All Country World Free
                                          ex US Index

Absolute Return            20%            3-month Treasury bills plus
Strategies                  5%            per annum

Resource-Related Stocks     5%            Resource-related sectors of the
                                          MSCI World Index:
                                          75%  Energy
                                          20%  Metals and Mining
                                           5%  Paper and Forest Products

Inflation-Linked Bonds     15%            10-year US Treasury Inflation
                                          Protected Security

US Bonds                   10%            Lehman Aggregate Bond Index

Note: The self-constructed Multi-Asset Fund benchmark has changed four times since the TIFF Multi-Asset Fund's inception in order to reflect the directors' evolving thinking on appropriate asset allocation targets. On January 1, 1998, the foreign stock segment was reduced from 30% to 25% of the benchmark, and the absolute return segment was increased from 15% to 20%. On October 1, 1999, the resource-related segment was reduced from 10% to 5%, foreign bonds were eliminated, US bonds increased from 15% to 20%, and inflation-linked bonds were added to the benchmark at a 5% weight. On January 2, 2001, the US bonds segment of the benchmark was decreased from 20% to 15%, and inflation-linked bonds were increased from 5% to 10%. On July 31, 2002, the inflationlinked bonds segment of the benchmark was increased from 10% to 15%, and US bonds were decreased from 15% to 10%.


Principal Investment Strategies. The fund seeks to achieve its objective through
(1) diversification across multiple asset classes and (2) active security selection. FAI allocates cash among the money managers and CIVs based on their area of expertise in order to mirror as closely as possible the asset allocation of the self-constructed Multi-Asset Fund benchmark.

The fund invests broadly in issuers domiciled in the United States plus at least 10 other countries. The fund's foreign securities may be denominated in currencies other than the US dollar. The allocation of the fund's assets between US and foreign securities generally approximates the weights of the constructed MAF benchmark. Currently US and foreign securities are each weighted 25% in the constructed MAF benchmark. However, under normal circumstances, up to 50% of the fund's assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes, and a limited portion of the fund's assets may be invested in smaller companies.

The types of securities the fund may hold include:

[] US and foreign common stocks (including ADRs)

[] debt securities, including:

   -- securities issued or guaranteed by the US government, its agencies, or instrumentalities

   -- corporate obligations

   -- obligations of domestic or foreign banks

   -- mortgage- and asset-backed securities

   -- short-term securities such as time deposits, certificates of deposit
      (including marketable variable rate certificates of deposit), and bankers' acceptances

[] securities convertible into common stock

[] commingled investment vehicles

[] financial futures contracts

[] forward foreign currency exchange contracts

[] repurchase agreements

The duration of the fixed income portion of the fund generally will differ from the average duration of the Lehman Aggregate Bond Index by less than two years. As of the date of this prospectus, the average duration of this index was 4.5 years. The fund may invest in debt securities of all investment grades, but not more than 10% may be invested in securities rated below investment grade, commonly referred to as "junk bonds."

The Multi-Asset Fund is classified as a "non-diversified" fund. This means that the Investment Company Act of 1940 does not limit the percentage of the Multi-Asset Fund's assets invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the fund's risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk see the section below entitled General Risks.

Money Managers and Their Strategies

ARONSON + PARTNERS takes a value-oriented approach to US equities, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The manager selects securities from among the 400 largest capitalization stocks.


DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to equity investments. The manager identifies attractive stocks using a single quantitative method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess income streams, the manager employs fundamental company analysis. A computer-based optimization program is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy. Delaware Management Company, a series of Delaware Management Business Trust (Philadelphia, PA), an affiliate of Delaware International Advisers Ltd., provides sub-advisory services to Delaware International Advisers Ltd. with respect to that portion of the assets invested in US securities.


HARDING, LOEVNER MANAGEMENT, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests only in companies it has researched thoroughly and takes a long-term view, selling shares only if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weightings reflect individual stock selection rather than an explicit allocation process. Portfolios are broadly diversified by country, industry, and size.

OECHSLE INTERNATIONAL ADVISORS, LLC employs a growthoriented approach to international equities, using a combination of top-down and bottom-up fundamental analysis. The manager seeks to identify the most attractive markets and securities outside the US. Research focuses on a one- to two-year time horizon, where the manager believes the greatest pricing inefficiencies occur.

SEIX INVESTMENT ADVISORS, INC. uses proprietary analytical models to manage domestic bond portfolios on the basis of duration, yield, and the relative attractiveness of the various types of debt securities. The manager tries to keep duration in line with that of the benchmark and places a premium on yield. The manager typically emphasizes non-Treasury securities.

WELLINGTON MANAGEMENT COMPANY, LLP invests in natural resource-related stocks. The manager takes a bottom-up approach to security selection, analyzing such factors as a company's asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

Commingled Investment Vehicles and Their Strategies

CANYON CAPITAL MANAGEMENT, LP is a manager that employs a bottom-up approach to investing in securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Generally, Canyon Value Realization Fund, LP invests in event driven situations like bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both above-average capital appreciation and current income with moderate risk. Because capital preservation is a fundamental priority, the fund has a strong debt orientation.

FARALLON CAPITAL MANAGEMENT, LLC is a manager that takes an event driven approach to securities selection, investing in debt and equity associated with reorganizations, bankruptcies, mergers, and litigation. A significant portion of Farallon Capital Institutional Partners, LP's investments has been in the bank debt of troubled companies and in loans to private limited partnerships that invest in real estate and mortgage loans. The fund also invests in distressed mortgage securities and emerging markets securities. Arbitrage is a key strategy. The portfolio is diversified, with approximately 150 core positions.

LONE PINE CAPITAL LLC is a manager that uses a bottom-up approach to selecting equity and equity-related securities and takes both long and short positions. Lone Redwood, LP concentrates on the telecom/media, healthcare, consumer/ retail, technology, and financial services sectors. The fund invests globally although the bulk of the portfolio is in US stocks. It may also invest in private placements, other CIVs, and below investment grade and convertible debt.

OCH-ZIFF CAPITAL MANAGEMENT GROUP focuses on event driven investing where a specific corporate, legal, or regulatory event would lead to a restructuring or alteration of the capital structure of a corporation. OZ Domestic Partners, LP concentrates on convertible bond arbitrage, merger arbitrage, equity restructurings, and distressed securities. The fund utilizes leverage in its convertible bond arbitrage strategy and invests in both long and short positions, primarily in debt and equity securities.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    below investment              derivatives risk
      grade risk                  emerging markets risk
    credit risk                   foreign risk
    currency risk                 interest rate risk
    liquidity risk                prepayment/extension risk
    market risk                   smaller company risk
    non-diversification risk

A description of these risks is provided in the section below entitled General Risks.

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TIFF INTERNATIONAL EQUITY FUND
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Investment Objective. The fund's investment objective is to attain appreciation of principal that at least offsets inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International (MSCI) All Country World Free ex US Index by 1.00%, net of all expenses, on an annualized basis. The MSCI All Country World Free ex US Index is a capitalization-weighted index of non-US publicly traded common stocks.

Principal Investment Strategies. The fund focuses on common stocks of non-US issuers and ordinarily invests in at least 10 different markets. The fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets. It invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector.

The fund will generally invest in common stocks (including ADRs), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund's net assets will be invested in equity securities, and at least 65% of the fund's assets will be invested in foreign equities, most of which are not denominated in US dollars.

Money Managers and Their Strategies

DELAWARE INTERNATIONAL ADVISERS LTD. takes a valueoriented approach to international equities. The manager identifies attractive stocks using a single quantitative method, the valuing of future income streams adjusted for inflation, across all countries, sectors, and industries. In order to assess income streams, the manager employs fundamental company analysis. A computer-based optimization program is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

HARDING, LOEVNER MANAGEMENT, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests only in companies it has researched thoroughly and takes a long-term view, selling shares only if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weights reflect individual stock selection rather than an explicit allocation process. Portfolios are broadly diversified by country, industry, and size.

MARATHON ASSET MANAGEMENT, LTD. takes a qualitative approach to bottom-up stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

OECHSLE INTERNATIONAL ADVISORS, LLC employs a growthoriented approach to international equities, using a combination of top-down and bottom-up fundamental analyses. The manager seeks to identify the most attractive markets and securities outside the US. Research focuses on a one- to two-year time horizon, where the manager believes the greatest pricing inefficiencies occur.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    currency risk                 liquidity risk
    derivatives risk              market risk
    emerging markets risk         smaller company risk
    foreign risk

A description of these risks is provided in the section below entitled General Risks.

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TIFF US EQUITY FUND
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Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return of the Wilshire 5000 Total Market Index by 0.75%, net of all expenses, on an annualized basis. The Wilshire 5000 Total Market Index is a market capitalization-weighted index of all publicly traded US stocks.

Principal Investment Strategies. The fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests in common stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The fund also invests a significant portion of its assets in futures contracts in order to replicate its performance benchmark or to hedge its currency risk. Ordinarily, the fund invests at least 80% of its net assets in equity securities. At least 65% of its assets ordinarily will be invested in US equity securities, and up to 15% of its assets may be invested in common stocks and ADRs of foreign issuers. The fund may also invest a significant portion of its assets in smaller companies.

Money Managers and Their Strategies

ARONSON + PARTNERS takes a value-oriented approach, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The money manager selects securities from among the 400 largest capitalization stocks.

MARTINGALE ASSET MANAGEMENT, LP seeks to ensure that the fund is not excessively under- or overweighted in important market sectors relative to its performance benchmark.

PALO ALTO INVESTORS concentrates on very small capitalization companies (under $300 million). Typically these companies will have market capitalizations between $60 million and $90 million. The money manager seeks to identify companies with quality management, limited downside risk, and excellent upside potential, despite past difficulties in earnings or product development.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The money manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable free cash flow, in an industry with significant barriers to entry, and products unlikely to become obsolete.

SIT INVESTMENT ASSOCIATES, INC. takes a team approach to identifying attractive US growth stocks. Companies that pass a screen requiring future earnings growth to exceed 12% are subject to bottom-up company and industry analysis, with the goal of understanding each company's business model, competitors, suppliers, and customers. The manager also performs top-down macroeconomic and market analysis. The process tends to focus on those companies that are world-class or regionally dominant, offer new or distinctive products or services, and are innovative and responsive to change.

WESTPORT ASSET MANAGEMENT, INC. focuses on small capitalization companies (under $1.75 billion) with low price-to-earnings ratios. The money manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially and to hold those stocks over a period of 18 to 24 months, during which their prices are expected to appreciate substantially.

Commingled Investment Vehicle and Its Strategy

ADAGE CAPITAL MANAGEMENT, LP focuses on stock selection based on intra-industry fundamental analysis with a focus on intra-industry valuation methodologies. Adage's investments include long positions in securities of companies within and outside the S&P 500 Index, which Adage believes are attractively valued, with an emphasis on those companies which Adage considers likely to outperform other companies within their particular industry or sector. The fund's portfolio may also include short positions.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    derivatives risk              market risk
    foreign risk                  smaller company risk
    liquidity risk

A description of these risks is provided in the section below entitled General Risks.

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TIFF DOMESTIC STOCK INDEX FUND
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Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation as measured by the US Consumer Price Index.

Performance Benchmark. The fund seeks to attain a total return (price appreciation plus dividends), over time, equal to that of the Russell 3000 Stock Index on an annualized basis. The Russell 3000 Stock Index consists of the 3,000 US companies with the highest market capitalization and represents approximately 98% of the investable US equity market.

Principal Investment Strategies. The fund seeks to equal the total return of the Russell 3000 Stock Index through passive management. The money manager, SSGA FUNDS MANAGEMENT, INC., will use computer-based statistical techniques to select a representative sample of stocks that resembles the full index in terms of industry weights, market capitalization, price-to-earnings ratio, dividend yield, and other characteristics. The money manager will invest substantially all of the fund's assets in these securities. The fund may also hold stock index futures contracts to reduce transaction costs, control tracking error, and remain substantially fully invested at all times. The fund will try to achieve a 95% correlation between its performance and that of its performance benchmark.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    derivatives risk         smaller company risk
    market risk              tracking risk

A description of these risks is provided in the section below entitled General Risks.


Shares of the TIFF Domestic Stock Index Fund are not currently being offered for sale.


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TIFF BOND FUND
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Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and stability of principal and to provide a hedge against declines in common stock prices and dividend streams due to deflation.

Performance Benchmark. The fund seeks to achieve a total return that, over time, exceeds the total return of the Lehman Aggregate Bond Index by 0.50%, net of all expenses, on an annualized basis. The Lehman Aggregate Bond Index is a market capitalization-weighted index of publicly traded US dollar-denominated fixed income securities.

Principal Investment Strategies. Ordinarily, the fund invests at least 80% of its assets in a broad range of fixed income securities, including securities issued or guaranteed by the US government, its agencies, or instrumentalities; corporate obligations; obligations of domestic banks, short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances; and mortgage-backed and other asset-backed securities. The fund may also enter into futures contracts to a significant extent, dollar roll transactions, and repurchase and reverse repurchase agreements, and it may engage, to a limited extent, in short selling. The fund's duration generally will differ from that of the performance benchmark by less than two years. As of the date of this prospectus, the duration of the benchmark was 4.5 years. The fund typically maintains an overall minimum quality rating of at least AA-. However, the fund may own debt securities of all grades, including both rated and unrated securities, but not more than 5% of its assets may be invested in securities that are rated below investment grade, commonly referred to as "junk bonds."

Money Managers and Their Strategies

ATLANTIC ASSET MANAGEMENT, LLC uses quantitative methods to target and control risk exposure, eliminating the need for economic or interest rate forecasting. Portfolio duration is varied slightly around an index in order to benefit from interest rate volatility. For corporate bonds, the manager screens for companies that have strong cash flow and an improving financial position and are likely to benefit from a credit upgrade. For mortgage securities, the manager uses valuation models to identify securities that can produce returns from interest rate movements that are consistent with the portfolio's overall duration and yield strategy.

SEIX INVESTMENT ADVISORS, INC. uses proprietary analytical models to manage domestic bond portfolios on the basis of duration, yield, and the relative attractiveness of the various types of debt securities. The manager tries to keep duration in line with that of the benchmark and places a premium on yield. The manager typically emphasizes non-Treasury securities.

SMITH BREEDEN ASSOCIATES, INC. focuses on US government agency mortgage-backed securities. The investment process emphasizes security selection rather than interest rate forecasting. The manager selects securities based on proprietary prepayment forecasting and mortgage pricing models, then combines them in portfolios whose effective durations match that of the benchmark, with the objective of producing total returns greater than those of the benchmark without incremental interest rate risk.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    below investment         interest rate risk
      grade risk             liquidity risk
    credit risk              market risk
    derivatives risk         prepayment/extension risk

A description of these risks is provided in the section below entitled General Risks.

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TIFF GOVERNMENT BOND INDEX FUND
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Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and stability of principal and to provide a hedge against declines in common stock prices and dividend streams due to deflation.


Performance Benchmark. The fund seeks to attain a total return, over time, equal to that of the Lehman Government Bond Index on an annualized basis. The Lehman Government Bond Index comprises all public obligations of the US Treasury, all publicly issued debt of US government agencies and quasi-federal corporations, and corporate debt guaranteed by the US government.

Principal Investment Strategies. The fund employs a passive investment strategy that seeks to replicate the benchmark's total return. The manager, SSGA FUNDS MANAGEMENT INC., will use computer-based statistical techniques to select a representative sample of bonds that resembles the full index in terms of duration, sector weights, quality, and other characteristics. The manager will invest substantially all of the fund's assets in these securities. The fund may also invest, to a significant extent, in futures contracts to reduce transaction costs, control tracking error, and remain substantially fully invested at all times. The fund will try to achieve a 95% correlation between its performance and that of its performance benchmark.


The fund's duration generally will differ from that of its benchmark by less than one year. As of the date of this prospectus, the duration of the benchmark was 8.7 years.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    derivatives risk              prepayment/extension risk
    interest rate risk            tracking risk
    market risk

A description of these risks is provided in the section below entitled General Risks.

-------------------------------------------------------------------------------
TIFF INFLATION-LINKED BOND FUND
-------------------------------------------------------------------------------

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and stability of principal and to provide a hedge against reductions in purchasing power due to inflation as well as against declines in common stock prices and dividend streams due to deflation.

Performance Benchmark. The fund seeks to attain a total return equal to that of the current 10-year Treasury inflation protected security on an annualized basis. Secondarily, the fund measures its performance against the Lehman US Treasury Inflation Note Index.

Principal Investment Strategies. The fund seeks to equal the total return of its performance benchmark by investing in one or more Treasury inflation protected securities and, to a limited extent, in futures contracts on such securities. Treasury inflation protected securities are bonds issued by the US Treasury Department whose principal value adjusts to reflect changes in the Consumer Price Index. Ordinarily, the fund will invest at least 80% of its assets in these securities. Security selection will focus on the current 10-year Treasury inflation protected security. Securities trading at a significant premium may be sold to limit the potential for losses should deflationary conditions develop.

The fund's duration generally will differ from that of the current 10-year Treasury inflation protected security by less than one year. As of the date of this prospectus, the duration of this security was approximately 7.5 years.

Manager. The fund is managed by FAI using a buy-andhold strategy. For a more complete description of FAI, please see the section entitled Management and Administration of the Mutual Funds-- The Advisor.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

  [] derivatives risk            [] market risk
  [] interest rate risk          [] prepayment/extension risk

A description of these risks is provided in the section below entitled General Risks.


Shares of the TIFF Inflation-Linked Bond Fund are not currently being offered for sale.


-------------------------------------------------------------------------------
TIFF SHORT-TERM FUND
-------------------------------------------------------------------------------

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund's interest rate risk does not exceed that of a portfolio invested exclusively in six-month US Treasury securities.

Performance Benchmark. The fund seeks, over time, to outperform the Merrill Lynch 182-day Treasury Bill Index, net of all expenses, on an annualized basis.

Principal Investment Strategies. The fund seeks to outperform its performance benchmark by investing in a broad range of short-term (i.e., maturing in one year or less) fixed income securities, including:

[] securities issued or guaranteed by the US government, its agencies, or instrumentalities
[] obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities or by supranational organizations (such as the World Bank)
[] corporate obligations
[] obligations of domestic or foreign banks
[] mortgage- and other asset-backed securities
[] short-term securities such as time deposits, certificates of deposit
   (including marketable variable rate certificates of deposit), and bankers' acceptances

The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements and, to a limited extent, may use financial futures or options on financial futures. The manager, FISCHER FRANCIS TREES & WATTS, INC., focuses on duration, maturity, relative valuations, credit analysis, and security selection. Portfolios are optimized using a proprietary computer model. The fund's duration generally will not differ from that of the performance benchmark by more than one month. As of the date of this prospectus, the benchmark's duration was 6 months. The fund typically maintains an overall minimum quality rating of at least AAA. However, the fund may own debt securities of all grades, including both rated and unrated securities, but not more than 5% of its assets may be invested in securities that are rated below investment grade, commonly referred to as "junk bonds." The fund may invest, to a limited extent, in foreign securities.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    below investment         interest rate risk
      grade risk             liquidity risk
    credit risk              market risk
    derivatives risk         prepayment/extension risk
    foreign risk

A description of these risks is provided in the section below entitled General Risks.

-------------------------------------------------------------------------------
                     RISK RETURN ANALYSIS -- GENERAL RISKS
-------------------------------------------------------------------------------

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIFF mutual funds. General risks associated with the funds' investment policies and investment strategies are defined below. The TIFF mutual funds to which each risk applies are listed in brackets following the definition.

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds"). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. [Multi-Asset, Bond, and Short-Term Funds]

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation. [Multi-Asset, Bond, and Short-Term Funds]

Currency Risk. A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset and International Equity Funds]

Derivatives Risk. Futures and options contracts and forward foreign currency exchange contracts are forms of derivatives. The TIFF mutual funds use derivatives to replicate a benchmark's characteristics. Thus, derivatives may be used to gain exposure to a market sector or country, to invest cash temporarily in a fund's primary asset class, or to adjust the duration of a fixed income fund. Derivatives may also be used to hedge a fund's currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIFF mutual funds is related to the money managers' ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations; and the risk that adverse price movements in a derivative can result in a loss greater than the fund's initial investment in the derivative (in some cases, the potential loss is unlimited). [all funds]

Emerging Markets Risk. Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]

Foreign Risk. Securities issued by foreign entities involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the fund's income. [Multi-Asset, International Equity, US Equity, and Short-Term Funds]

Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond's price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund's income to decline. [Multi-Asset, Bond, Government Bond Index, Inflation-Linked Bond, and Short-Term Funds]

Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. [Multi-Asset, International Equity, US Equity, Bond, and Short-Term Funds]

Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry, or the market as a whole. [all funds]

Non-Diversification Risk. Compared to other funds, a nondiversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund's share price may be more susceptible to any single economic, political, or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]

Prepayment/Extension Risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. This may happen during a period of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset, Bond, Government Bond Index, Inflation-Linked Bond, and Short-Term Funds]

Smaller Company Risk. The stocks of small or mediumsized companies may be more susceptible to market downturns, and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell. [Multi-Asset, International Equity, US Equity, and Domestic Stock Index Funds]

Tracking Risk. Tracking risk is the risk that a passively managed index fund may not provide performance identical to that of its benchmark. Because it can be expensive and difficult for an index fund to buy and hold all the securities in its target benchmark, an index fund may hold a representative sample of the index constituents. The performance of this sample may deviate from that of the overall index. In addition, a mutual fund pays fees and transaction costs while an index does not. These fees and expenses may cause an index fund's return to be less than that of its benchmark. [Domestic Stock Index and Government Bond Index Funds]

-------------------------------------------------------------------------------
                   RISK RETURN ANALYSIS -- PERFORMANCE CHARTS
-------------------------------------------------------------------------------

These charts are intended to show the risk that a member's returns may vary from year to year. Total return for each calendar year includes the effects of entry and exit fees received by the funds; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry and exit fees. The funds' past performance does not necessarily indicate how the funds will perform in the future. AS OF THE DATE OF THIS PROSPECTUS, THE DOMESTIC STOCK INDEX, GOVERNMENT BOND INDEX, AND INFLATION-LINKED BOND FUNDS HAVE NOT COMMENCED OPERATIONS, AND THEREFORE NO PERFORMANCE INFORMATION IS PRESENTED FOR THESE FUNDS.

TIFF MULTI-ASSET FUND

During the six-year period shown in the bar chart at right, the highest quarterly return was 10.01% (quarter ended 12/31/1999) and the lowest quarterly return was -11.56% (quarter ended 9/30/1998).

        TIFF Multi-Asset Fund Total Return

          1996                14.72%
          1997                 5.51%
          1998                 0.22%
          1999                22.65%
          2000                 2.39%
          2001                -3.34%

TIFF INTERNATIONAL EQUITY FUND

During the seven-year period shown in the bar chart at right, the highest quarterly return was 17.50% (quarter ended 12/31/1999) and the lowest quarterly return was -18.82% (quarter ended 9/30/1998).

     TIFF International Equity Fund Total Return

          1995                 9.85%
          1996                15.94%
          1997                 0.91%
          1998                 3.03%
          1999                37.40%
          2000               -11.66%
          2001               -17.49%

TIFF US EQUITY FUND

During the seven-year period shown in the bar chart at right, the highest quarterly return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was -17.68% (quarter ended 9/30/1998).

         TIFF US Equity Fund Total Return

          1995                36.02%
          1996                21.91%
          1997                33.01%
          1998                11.85%
          1999                18.89%
          2000                -2.67%
          2001                -6.51%

TIFF BOND FUND

During the seven-year period shown in the bar chart at right, the highest quarterly return was 6.12% (quarter ended 6/30/1995) and the lowest quarterly return was -1.73% (quarter ended 3/31/1996).

         TIFF Bond Fund Total Return
          1995               18.07%
          1996                3.75%
          1997                9.35%
          1998                7.31%
          1999               -0.45%
          2000               11.01%
          2001                7.91%

TIFF SHORT-TERM FUND

During the seven-year period shown in the bar chart at right, the highest quarterly return was 1.89% (quarter ended 12/31/2000) and the lowest quarterly return was 0.79% (quarter ended 12/31/2001).

        TIFF Short-Term Fund Total Return

          1995               6.43%
          1996               5.28%
          1997               5.30%
          1998               5.59%
          1999               4.93%
          2000               6.86%
          2001               5.29%

RISK RETURN ANALYSIS -- PERFORMANCE TABLE

The table below illustrates the changes in the TIFF mutual funds' yearly performance and shows how each fund's average returns for one year, five years, and since fund inception compare with selected benchmarks. Note that past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future. AS OF THE DATE OF THIS PROSPECTUS, THE DOMESTIC STOCK INDEX, GOVERNMENT BOND INDEX, AND INFLATION-LINKED BOND FUNDS HAVE NOT YET COMMENCED OPERATIONS, AND THEREFORE NO PERFORMANCE INFORMATION IS PRESENTED FOR THESE FUNDS.

                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                            THROUGH 12/31/2001

                                                                      ONE            FIVE        SINCE         FUND
                                                                     YEAR            YEARS     INCEPTION     INCEPTION
TIFF MULTI-ASSET FUND                                                -3.34%          5.10%        7.96%      3/31/1995
Benchmarks (reflects no deduction for fees, expenses, or taxes)
  MSCI All Country World Free Index*+                               -16.04%          5.15%        7.98%
  CPI + 5% per annum                                                  6.62%          7.28%        7.41%
  Constructed MAF Benchmark                                          -4.23%          7.12%        8.91%

TIFF INTERNATIONAL EQUITY FUND                                      -17.49%          0.81%        3.93%      5/31/1994
Benchmark (reflects no deduction for fees, expenses, or taxes)
  MSCI All Country World Free ex US Index**                         -19.83%          0.74%        2.59%


TIFF US EQUITY FUND                                                  -6.51%          9.97%       14.31%      5/31/1994
Benchmark (reflects no deduction for fees, expenses, or taxes)
  Wilshire 5000 Total Market Index                                  -10.97%          9.70%       13.84%


TIFF BOND FUND                                                        7.91%          6.96%        7.44%      5/31/1994

Benchmark (reflects no deduction for fees, expenses, or taxes)
  Lehman Aggregate Bond Index                                         8.44%          7.42%        7.81%

TIFF SHORT-TERM FUND                                                  5.29%          5.62%        5.65%      5/31/1994
Benchmark (reflects no deduction for fees, expenses, or taxes)
  Merrill Lynch 182-day Treasury Bill Index                           5.21%          5.50%        5.55%

*  Please note that this index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises only 55% stocks.
   Management considers the primary benchmark of the fund to be the CPI + 5%. The inclusion of the MSCI All Country
   World Free Index and its position as the first of three indices listed for the fund is solely to comply with SEC regulations.

+  The MSCI All Country World Free Index returns were calculated with gross dividends (i.e., before witholding taxes)
   reinvested from the commencement date of the TIFF Multi-Asset Fund on March 31, 1995, to June 30, 2001, and with net dividends thereafter. Prior to 2001, MSCI did not calculate the index return with net dividends reinvested.
   Once it became available, TIFF adopted the net dividend index return because reinvesting net dividends is deemed more representative of the returns that can be achieved by non-local investors in foreign markets. Index returns with gross dividends reinvested through December 31, 2001, are as follows: -15.91% for 2001; 5.18% 5-year annualized; 8.00% annualized since inception.

** The MSCI All Country World Free ex US Index returns were calculated with gross dividends (i.e., before witholding taxes) reinvested from the commencement date of the TIFF International Equity Fund on May 31, 1994, to June 30,
   2001, and with net dividends thereafter. Prior to 2001, MSCI did not calculate the Index return with net dividends reinvested. Once it became available, TIFF adopted the net dividend Index return because reinvesting net dividends is deemed more representative of the returns that can be achieved by non-local investors in foreign markets. Index returns with gross dividends reinvested through December 31, 2001, are as follows: -19.50% for 2001; 0.89% 5-year annualized; 2.80% annualized since inception.

--------------------------------------------------------------------------------------------------------------------
                                          FEES AND ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------

This table describes the fees and expenses that a member pays when buying or holding shares of a fund.

                                       SHAREHOLDER FEES                            ANNUAL OPERATING EXPENSES
                                     (paid directly from the                          (expenses that are
                                    shareholder's investment)                       deducted from fund assets)
                                 -----------------------------------            -----------------------------------
                                 SALES        TRANSACTION CHARGES
                                 LOADS         PAID TO FUNDS[a]
                                         Entry Fees on    Exit Fees on          Management     Other
                                            Purchases     Redemptions            Fees [b]      Expenses[c]    Total

Multi-Asset                      None         0.50%          0.50%                0.65%         0.32%         0.97%
International Equity             None         0.75%          0.75%                0.97%         0.43%         1.40%
US Equity                        None         0.25%          0.25%                1.01%         0.27%         1.28%
Domestic Stock Index             None         None           None                 0.09%         0.24%         0.33%
Bond                             None         None           None                 0.24%         0.25%         0.49%
Government Bond Index            None         None           None                 0.11%         0.24%         0.35%
Inflation-Linked Bond            None         None           None                 0.15%         0.21%         0.36%
Short-Term                       None         None           None                 0.23%         0.17%         0.40%[d]

[a] Entry and Exit Fees. While the funds are no load and do not charge sales commissions, the Multi-Asset,
    International Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Purchases and Redemptions. FAI may waive these fees when the transaction will not result in significant costs for the fund.

[b] Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers are on performance-based fee schedules, and therefore these fees will vary over time depending on the performance of the funds. These fees are deducted from fund assets and are expressed as a percentage of average net assets. For further discussion of money manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money
    Managers.

[c] Other Expenses. This category includes administration fees, custody fees, legal, audit, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. For the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds, other expenses are based on estimates for the current fiscal year. [d] Fee Waiver. Because FAI waived all of its management fee and the money manager waived a portion of its fee, total annual operating expenses were 0.35% for the fiscal year ended December 31, 2001. These fee waivers are voluntary and may be modified or discontinued at any time.

Example. This example is intended to help members compare the cost of investing in a TIFF mutual fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower.

EXPENSES PER $10,000 INVESTMENT

                             ONE YEAR                THREE YEARS              FIVE YEARS                 TEN YEARS
                     ----------------------   -----------------------   -----------------------  -----------------------
                        With          No         With          No         With           No         With          No
                     redemption  redemption   redemption   redemption   redemption   redemption  redemption   redemption
                      at end of   at end of    at end of    at end of    at end of    at end of   at end of    at end of
                       period       period       period       period       period       period      period       period
Multi-Asset             $200         $148         $413         $357         $644         $584        $1308        $1234
International Equity    $294         $216         $598         $515         $924         $835        $1848        $1742

US Equity               $181         $155         $458         $430         $755         $725        $1602        $1566

Domestic Stock Index    $ 34         $ 34         $106         $106         $185         $185         $418         $418

Bond                    $ 50         $ 50         $157         $157         $274         $274         $616         $616

Government Bond Index   $ 36         $ 36         $113         $113         $197         $197         $443         $443

Inflation-Linked Bond   $ 37         $ 37         $116         $116         $202         $202         $456         $456

Short-Term              $ 41         $ 41         $128         $128         $224         $224         $505         $505

-------------------------------------------------------------------------------
                               ELIGIBLE INVESTORS
-------------------------------------------------------------------------------

Asset Size. The funds are available only to organizations meeting the eligibility criteria set forth below. Because of the nature of certain investments made by the Multi-Asset Fund, shares of this fund are available only to organizations that invest at least $750,000 in the funds or whose endowment assets exceed $1.5 million. Organizations wishing to confirm their eligibility should contact FAI.

Eligibility Criteria. The funds are open to:

[] Organizations operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation;

[] Organizations that qualify for exemption from federal income taxes under
   Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

[] Non-US-based charitable organizations that have received 501(c)(3) equivalency certificates from the Internal Revenue Service;

[] Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization, and the organization has legal control over the securities or vehicles in which such assets are invested;

[] Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and

[] FAI employees.

-------------------------------------------------------------------------------
               MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS
-------------------------------------------------------------------------------

TIFF The Investment Fund for Foundations, a tax-exempt, non-profit, member-controlled organization dedicated to enhancing organizations' investment returns

TIP TIFF Investment Program, Inc., a family of no-load mutual funds offered exclusively to 501(c)(3) organizations

FAI Foundation Advisers, Inc., the investment advisor of the TIFF mutual funds, a taxable organization operated on a not-for-profit basis

The Cooperative. TIP seeks to improve the net investment returns of its members by making available to them a series of investment funds. Each fund has its own investment objective and policies. The funds are advised by FAI. TIP and FAI were organized by TIFF. Although certain members of TIFF's board of trustees serve as directors of TIP, TIFF does not exercise control over TIP. The directors of TIP are elected by the members of the mutual funds. FAI is a director-controlled corporation, and its director is not an affiliated person or interested person of TIFF as those terms are defined in the Investment Company Act of 1940.

Board Members and Officers of TIFF, TIP, and FAI. TIP's board of directors manages and supervises the TIFF mutual funds. With the exception of TIFF's president, all TIFF and TIP board members serve as unpaid volunteers. Individuals currently serving as board members or officers of TIFF, TIP, and FAI are identified below.

                                     TIP             FAI           TIFF

Unpaid Board Members

Harry N. Hoffman III                 Director                      Trustee
Sheryl L. Johns                      Director                      Trustee
William H. McLean                    Director                      Chair
Fred B. Renwick                      Chair                         Trustee
Michael D. Bills                                                   Trustee
Michael G. McCaffery                                               Trustee
Jane L. Mendillo                                                   Trustee
Jack R. Meyer                                                      Trustee
D. Ellen Shuman                                                    Trustee
Arthur Williams III                                                Trustee

Principal Officers and
Paid Board Members

David A. Salem*                      Pres/Director    Pres/CEO     Pres/Trustee
Esther L. Cash                       Vice President   Director
Thomas N. Felker                     Vice President
Cynthia J. Surprise                  Secretary
William E. Vastardis                 Treasurer

* Mr. Salem is an interested person by virtue of his affiliation with FAI as defined in the Investment Company Act of 1940.


-------------------------------------------------------------------------------
BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS
-------------------------------------------------------------------------------

Set forth below is biographical information regarding the board members and principal officers of TIFF, TIP, and FAI. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of Board Members

MICHAEL D. BILLS is chief investment officer for the University of Virginia Investment Management Company, 560 Ray C. Hunt Drive, Suite 400, Charlottesville, VA 22903, which has endowment and trust assets exceeding $1.7 billion. Mr. Bills was formerly the senior managing director and head trader for Tiger Management, a firm with over $20 billion in assets. He is a trustee of the Virginia Chapter of the Nature Conservancy.

HARRY N. HOFFMAN III is chief investment officer of the Mayo Foundation, 200 First Street SW, Rochester, MN 55905. Mr. Hoffman also serves as a trustee of the Ronald McDonald House of Rochester, Minnesota.

SHERYL L. JOHNS is vice president, treasurer, and chief financial officer of Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002, a private foundation with assets exceeding $1.5 billion. She was formerly a manager with the accounting firm of Ernst & Young. Ms. Johns is a Certified Management Accountant as well as a Certified Public Accountant. She is a member of the board of directors of the Conference of Southwest Foundations and a member of the steering committee of the Foundation Financial Officers Group.

MICHAEL G. MCCAFFERY is president and CEO of the Stanford Management Company, 2770 Sand Hill Road, Menlo Park, CA 94025, the investment management subsidiary of Stanford University, which has endowment assets exceeding $10 billion. Mr. McCaffery was formerly chief executive officer of the investment banking firm Robertson Stephens. He is a member of the advisory boards of Stanford Graduate School of Business and Princeton University's Bendheim Institute of Finance and a non-executive director of several technology-oriented ventures.

WILLIAM H. MCLEAN is vice president and chief investment officer of Northwestern University, 633 Clark Street, Room 1-209, Evanston, IL 60208, which has endowment assets exceeding $3 billion. He was formerly senior managing director of asset and investment management of the John D. and Catherine T. MacArthur Foundation and an investment officer at The Duke Endowment. He serves on the investment committee of Father Flanagan's Boys Home.


JANE L. MENDILLO is chief investment officer of Wellesley College, 106 Central Street, Wellesley, MA 02481, which has endowment assets of $1.2 billion. She was formerly a vice president of Harvard Management, Inc., and a management consultant with Bain & Company.


JACK R. MEYER is president and chief executive officer of Harvard Management Company, 600 Atlantic Avenue, 15th Floor, Boston, MA 02210, the subsidiary of Harvard University, which has endowment, pension, and trust assets exceeding $16 billion. Mr. Meyer was formerly treasurer and chief investment officer of the Rockefeller Foundation, deputy comptroller of New York City, and a director of the Investor Responsibility Research Center.

FRED B. RENWICK is professor emeritus of finance at the Leonard M. Stern School of Business, New York University, 44 West 4th Street, Suite 9-190, New York, NY 10012. Professor Renwick is chair of the finance committee of Morehouse College and chair of the investment committee of the Wartburg Foundation. He was formerly vice chair of the board of pensions of the Evangelical Lutheran Church in America. Professor Renwick is chair of the board of TIFF Investment Program, Inc.

D. ELLEN SHUMAN is vice president and chief investment officer of Carnegie Corporation of NY, 437 Madison Avenue, 26th Floor, New York, NY 10022, a private foundation with $1.9 billion in assets. She was formerly the director of investments at Yale University. Ms. Shuman is a Chartered Financial Analyst. She is currently a trustee of Bowdoin College and an investment advisor to the Edna McConnell Clark Foundation.

ARTHUR WILLIAMS III is president of Pine Grove Associates, 350 Springfield Avenue, Summit, NJ 07901, an asset management and consulting firm providing services to high net worth institutions and families. He is former director of retirement plan investments and other investment programs for McKinsey & Company, Inc. He is the author of Managing Your Investment Manager and a member of the nominating committee of the Institute for Quantitative Research in Finance. He also serves as trustee for a number of families.

Biographies of Principal Officers

ESTHER L. CASH is director and a senior staff member of Foundation Advisers, Inc., 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to joining FAI, Ms. Cash was employed by Grantham, Mayo, Van Otterloo & Co. ("GMO"), where her responsibilities included operations, investment research, asset allocation, regulatory compliance, and communications for GMO's institutional mutual funds. Prior to joining GMO, she was employed by Cambridge Associates, Inc., where she was involved in systems design, research, and consulting.

THOMAS N. FELKER is a senior staff member of Foundation Advisers, Inc., 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to joining TIFF, Mr. Felker was head of pension investments for Fort James Corporation, where his responsibilities included formulating investment policy and evaluating money managers. Prior to joining Fort James, Mr. Felker was a tax manager and auditor at Ernst & Young. He is a Certified Public Accountant and a CFA charterholder.

DAVID A. SALEM is president and chief executive officer of The Investment Fund for Foundations and Foundation Advisers, Inc., 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to assuming TIFF's presidency in 1993, Mr. Salem was a partner in the Bostonbased investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a trustee of the Core Knowledge Foundation and is former co-chair of the Cabinet of the Thomas Jefferson Foundation (Monticello).

CYNTHIA J. SURPRISE is a director and counsel in the mutual fund administration department of Investors Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116. Prior to joining Investors Bank in October 1999, Ms. Surprise was a vice president at State Street Bank and Trust Company.

WILLIAM E. VASTARDIS is managing director of fund administration of Investors Capital Services, Inc., 30 Maiden Lane, 4th Floor, New York, NY 10038. Prior to joining Investors Capital, Mr. Vastardis served as vice president and head of the private label mutual fund administration division of the Vanguard Group, Inc.

-------------------------------------------------------------------------------
THE ADVISOR
-------------------------------------------------------------------------------

FAI, with principal offices at 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911, serves as the advisor to all funds. FAI was formed to facilitate investment by 501(c)(3) organizations in stocks, securities, and other assets.

Advisory Agreement. Pursuant to an investment advisory agreement with each fund, FAI:

1. develops investment programs, selects money managers, and monitors their investment activities and results;

2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to TIP;

3. allocates and reallocates each fund's assets among the money managers;

4. identifies appropriate CIVs in which to invest the funds' assets; and

5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests.

FAI also passively manages the Inflation-Linked Bond Fund and the Treasury inflation protected securities in the Multi-Asset Fund.

-------------------------------------------------------------------------------
MONEY MANAGERS
-------------------------------------------------------------------------------

Allocation of Assets among Money Managers. In the case of funds that are managed by more than one money manager, FAI is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation. FAI may allocate or reallocate assets among managers or may terminate a manager as it deems appropriate in order to achieve the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on FAI's ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers' performance and adherence to stated styles, and effectively allocate fund assets among money managers.

Discretion Afforded Money Managers. Each money manager has discretion to purchase and sell securities for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by FAI; for CIVs, the guidelines are typically developed by the CIV's management and reviewed by FAI. Although the money managers' activities are subject to general oversight by the boards of directors and officers of TIP and FAI, neither the directors nor the officers evaluate the investment merits of the money managers' individual security selections.

Manager Selection Process. FAI is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which the money manager will provide services to the funds. These agreements are submitted for approval by TIP's board of directors. TIP's board of directors retains the right to disapprove the hiring of money managers and to terminate agreements (subject to termination provisions contained therein) between TIP and all service providers employed by it, including FAI and the money managers. The funds and FAI have received an order from the SEC which permits FAI to hire and terminate money managers or change the terms of their advisory agreements without obtaining shareholder approval.

Manager Selection Criteria. In selecting money managers, FAI weighs a number of relevant factors and makes its selection based on a comparison of all such factors. FAI reviews the historical investment results of a universe of money managers, evaluates written information about them supplied by the money managers and outside parties, and conducts face-to-face interviews with the individuals who would actually manage money for TIP should their firms be employed by it. Each of the disqualifying attributes noted below constitutes sufficient grounds for rejection or dismissal of a money manager displaying it. The factors considered by FAI in selecting the funds' current money managers and in considering the selection of other money managers include:

Important Attributes

[] A well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
[] A verifiable record that the firm has faithfully executed its philosophy over time
[] A proven capacity to deliver reasonably uniform results to all clients'
   assets to which this philosophy is applied
[] A reasonable amount of assets under management for this philosophy
[] Satisfactory returns versus a relevant benchmark
[] A proven capacity to adapt to changes in financial markets
[] A proven willingness to invest adequately in its own business (including technological resources)
[] Investment professionals who have strong personal incentives (both financial and psychological) to produce satisfactory results for their clients

Helpful Attributes
[] Money management is the firm's sole (preferably) or primary line of business
[] The firm's decisionmakers are seasoned professionals or the firm's philosophy is unusually innovative (preferably both)
[] The firm is willing to use performance-based fee arrangements as an expression of confidence in its own abilities
[] The firm complies fully with the Performance Presentation Standards of the Association for Investment Management and Research

Undesirable Attributes
[] Insufficiently trained administrative personnel
[] Insufficiently robust investment accounting systems
[] Investment decisionmakers who are unduly burdened with administrative tasks
[] An unwillingness to specify asset size limits for products or services that require such limits

Disqualifying Attributes
[] Investment decisionmakers who are engaged primarily in brokerage or financial planning (as distinct from portfolio management)
[] A high degree of personnel turnover
[] An inability to meet performance reporting deadlines
[] Relevant criminal convictions or sanctions by the SEC or other federal or state regulatory agencies

Other Considerations. When evaluating persons who might potentially manage money for TIP, FAI considers carefully the financial viability and stability of the firms with which they are associated, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated. Indeed, if properly structured and managed, a newly established investment management organization has the potential to deliver superior services to its clients or members at a lower cost than competing suppliers precisely because its human and technological resources have been assembled recently: technology is evolving so rapidly that organizations structured and equipped specifically to compete under current, as distinct from past, market conditions often have a discernible edge, provided, of course, that the persons leading them are sufficiently skilled and experienced.

Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund's assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting FAI at the telephone number shown on the back cover of this prospectus.

                                          TOTAL MANAGEMENT FEES
                                      PAID TO FAI AND MONEY MANAGERS
                                     FOR FISCAL YEAR ENDED 12/31/2001

Multi-Asset                                       0.65%
International Equity                              0.97%
US Equity                                         1.01%
Bond                                              0.24%
Short-Term*                                       0.18%

* As a result of waivers of all of FAI's advisory fee and a portion of the money manager's management fee, the actual management fee paid by the Short-Term Fund for the fiscal year ended December 31, 2001, was 0.18%. In the absence of such waivers the management fees paid would have been 0.23%. These fee waivers are voluntary and may be modified or discontinued at any time.

As of the date of this prospectus, the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not commenced operations, and, therefore, no management fees have been paid. The management fees paid by these funds will be a monthly fee calculated by applying the following annual percentage rates to the fund's average daily net assets for the month:

                                                                 ON
                                 ON FIRST        ON NEXT       REMAINDER
                                  $50MM          $50MM         >$100MM
Domestic Stock Index               0.10%          0.08%          0.06%
Government Bond Index*             0.12%          0.10%          0.08%
Inflation-Linked Bond              0.15%          0.15%          0.15%

* The management fees shown above for the Government Bond Index Fund are for the first year of the fund's operation only and are subject to a minimum monthly fee that is the greater of $6,250 plus 0.03% of the fund's average daily net assets or the amount calculated by applying the annual percentage rates in the table to the fund's average daily net assets. For year two of the fund's operation, the monthly minimum fee will be the greater of $6,250 plus 0.03% of the fund's average daily net assets or the amount calculated by applying the following annual percentage rates in the table to the fund's average daily net assets: 0.11% on the first $50 million, 0.09% on the next $50 million, and 0.07% on the remainder (over $100 million). In year three of the fund's operation and for each year of operations thereafter, the monthly minimum fee will be the greater of $8,333 plus 0.03% of the fund's average daily net assets or the amount calculated by applying the following annual percentage rates in the table to the fund's average daily net assets: 0.09% on the first $50 million, 0.07% on the next $50 million, and 0.06% on the remainder (over $100 million).

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a base fee ("floor"), expressed as a percentage of net assets, a maximum fee ("cap"), and a fee formula that embodies the concept of a "fulcrum" fee, i.e., a fee midway between the minimum and the maximum. Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the base fee if the portfolio's excess return (i.e., its actual gross return less the total return of the portfolio's benchmark) exceeds a specified level and to reduce the base fee if the portfolio's excess return falls below this level. Total returns are computed over a rolling 12-month time period. Fee formulas are expressed in basis points, where a basis point is 1/100 of one percent.

-------------------------------------------------------------------------------
MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Multi-Asset Fund

ARONSON + PARTNERS (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, partner) has been a portfolio manager with Aronson + Partners since 1984 and has managed assets for the fund since 1999.


DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million, subject to a minimum account size of $25 million or fees equivalent thereto. Delaware International Advisers Ltd. compensates Delaware Management Company out of its fees. Elizabeth A. Desmond (director) has been a portfolio manager with Delaware International Advisers Ltd. since 1991. Joshua H. Brooks (senior vice president, chief investment officer -- value investing) began as an analyst at Delaware Management Company in 1991 and has served as a portfolio manager for Delaware both in London and Philadelphia. Delaware has managed assets for the fund since 2002.


HARDING, LOEVNER MANAGEMENT, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World Free Index in order for the manager to receive the fulcrum fee. Daniel D. Harding (CFA, CIO) has been a portfolio manager with Harding, Loevner since 1989 and has managed assets for the fund since 1997.

OECHSLE INTERNATIONAL ADVISORS, LLC (One International Place, Boston, MA 02110) is compensated based on performance. Its fee formula entails a floor of 20 basis points, a cap of 60 basis points, and a fulcrum fee of 40 basis points. The portfolio must earn 200 basis points over the return of the MSCI All Country World Free ex US Index in order for the manager to receive the fulcrum fee. S. Dewey Keesler, Jr. (CIO) and Kathleen Harris (CFA, principal) have been portfolio managers with Oechsle since 1986 and 1995, respectively, and have each managed assets for the fund since 2000.

SEIX INVESTMENT ADVISORS, INC. (300 Tice Boulevard, Woodcliff Lake, NJ 07675) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 195 basis points over the return of the Lehman Aggregate Bond Index in order for the manager to earn the fulcrum fee. Christina Seix (CFA, chairman, CIO) has been a portfolio manager with Seix Investment Advisors since 1992 and has managed assets for the fund since 1997.

WELLINGTON MANAGEMENT COMPANY, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. Ernst H. von Metzsch (portfolio manager) has been a portfolio manager with Wellington since 1973 and has managed assets for the fund since 1995.

International Equity Fund

DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million. Hamish O. Parker (director) has been a portfolio manager with Delaware since 1990 and has managed assets for the fund since 1994.

HARDING, LOEVNER MANAGEMENT, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World Free ex US Index in order for the manager to receive the fulcrum fee. Simon Hallett (CFA) has been a portfolio manager with Harding, Loevner since 1991 and has managed assets for the fund since 1994.

MARATHON ASSET MANAGEMENT, LTD. (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Free ex US Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994.

OECHSLE INTERNATIONAL ADVISORS, LLC (One International Place, Boston, MA 02110) is compensated based on performance. Its fee formula entails a floor of 20 basis points, a cap of 100 basis points, and a fulcrum fee of 60 basis points. The portfolio must earn 300 basis points over the return of the MSCI All Country World Free ex US Index in order for the manager to receive the fulcrum fee. S. Dewey Keesler, Jr. (CIO) has been a portfolio manager with Oechsle since 1986 and has managed assets for the fund since 2000.

US Equity Fund

ARONSON + PARTNERS (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, partner) has been a portfolio manager with Aronson + Partners since 1984 and has managed assets for the Fund since 1998.

MARTINGALE ASSET MANAGEMENT, LP (222 Berkeley Street, Boston, MA 02116) is compensated based on the Fund's total assets. The manager receives 0.10% per year on the first $100 million, 0.08% per year on the next $200 million, 0.07% per year on the next $200 million, and 0.05% per year on amounts above $500 million. William E. Jacques (CFA, executive vice president, CIO) has been a portfolio manager with Martingale since 1987 and has managed assets for the fund since 1996.

PALO ALTO INVESTORS (470 University Avenue, Palo Alto, CA 94301) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 200 basis points, and a fulcrum fee of 105 basis points. The portfolio must earn 524 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. William L. Edwards (president) has been a portfolio manager with Palo Alto Investors since 1989 and has managed assets for the fund since 1994.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road, NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (president, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 1997.

SIT INVESTMENT ASSOCIATES, INC. (90 South Seventh Street, Suite 4600, Minneapolis, MN 55402) is compensated based on the assets in its portfolio. The manager receives 0.65% per year on the first $10 million, 0.60% per year on the next $10 million, 0.55% per year on the next $10 million, 0.50% per year on the next $10 million, 0.45% per year on the next $10 million, and 0.40% per year on amounts above $50 million. Eugene C. Sit (chairman, CEO, global CIO) formed the company in 1981 and has managed assets for the fund since 2000.

WESTPORT ASSET MANAGEMENT, INC. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (CFA, chairman) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for the fund since 1994.

Domestic Stock Index Fund

SSGA FUNDS MANAGEMENT INC. (2 International Place, Boston, MA 02110) is compensated based on assets. The manager receives a monthly fee that is the greater of $4,167 or the amount calculated as follows: 0.07% per year on the first $50 million of its portfolio, 0.05% per year on the next $50 million, and 0.03% per year on amounts above $100 million. Anne B. Eisenberg (principal, head of US equity team) has been a portfolio manager with SSgA since 1985 and is primarily responsible for managing the assets of the fund.

Bond Fund

ATLANTIC ASSET MANAGEMENT, LLC (Clearwater House, 2187 Atlantic Street, Stamford, CT 06902) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 60 basis points, and a fulcrum fee of 35 basis points. The portfolio must earn 165 basis points over the return of the Lehman Government/Credit Bond Index in order for the manager to earn the fulcrum fee. Ronald W. Sellers (president) has been a portfolio manager with Atlantic since 1992 and has managed assets for the fund since 1994.

SEIX INVESTMENT ADVISORS, INC. (300 Tice Boulevard, Woodcliff Lake, NJ 07675) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 195 basis points over the return of the Lehman Government/Credit Bond Index in order for the manager to earn the fulcrum fee. Christina Seix (CFA, chairman, CIO) has been a portfolio manager for Seix Investment Advisors since 1992 and has managed assets for the fund since 1994.

SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 157 basis points over the return of the Lehman Mortgage-Backed Securities Index in order for the manager to earn the fulcrum fee. Timothy D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 1996.

Government Bond Index Fund


SSGA FUNDS MANAGEMENT INC. (2 International Place, Boston, MA 02110) is compensated based on assets. In year one, the manager receives a monthly fee that is the greater of $6,250 or the amount calculated as follows: 0.09% per year on the first $50 million of its portfolio, 0.07% per year on the next $50 million, and 0.05% per year on amounts above $100 million. In year two, the manager receives a monthly fee that is the greater of $6,250 or the amount calculated as follows: 0.08% per year on the first $50 million of its portfolio, 0.06% per year on the next $50 million, and 0.04% per year on amounts above $100 million. Thereafter, the manager receives a monthly fee that is the greater of $8,333 or the amount calculated as follows: 0.06% per year on the first $50 million of its portfolio, 0.04% per year on the next $50 million, and 0.03% per year on amounts above $100 million. Sue Bonfeld (principal and head of fixed income) has been a portfolio manager with SSgA since 1993 and is primarily responsible for managing the assets of the fund.


Short-Term Fund

FISCHER FRANCIS TREES & Watts, Inc. (200 Park Avenue, 46th Floor, New York, NY 10166) is compensated based on assets. The manager receives 0.20% per year on the first $100 million of its portfolio and 0.15% per year on amounts above $100 million. David J. Marmon (managing director) has been a portfolio manager with FFTW since 1990 and has managed the fund's assets since 1994.

-------------------------------------------------------------------------------
COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Multi-Asset Fund

CANYON CAPITAL MANAGEMENT, LP (Beverly Hills, CA). Joshua S. Friedman (managing partner) and Mitchell R. Julis (managing partner) have been portfolio managers with Canyon Capital Management since 1990 and have managed assets for the fund since 1996.

FARALLON CAPITAL MANAGEMENT, LLC (San Francisco, CA). Thomas F. Steyer (senior managing member) has been a portfolio manager for Farallon Capital since 1990 and has managed assets for the fund since 1995.

LONE PINE CAPITAL LLC (Greenwich, CT). Stephen F. Mandel, Jr. (portfolio manager and consumer analyst) has been a portfolio manager with Lone Pine Capital and has managed assets for the fund since 1997. From 1990 to 1997, Mr. Mandel was a portfolio manager with Tiger Management.

OCH-ZIFF CAPITAL MANAGEMENT GROUP (New York, NY). Daniel S. Och (senior managing member) founded the firm and has been senior managing member and portfolio manager since 1994. Prior to 1994, Mr. Och was vice president and co-head of the US listed equities department at Goldman, Sachs & Co. Och-Ziff has managed assets for the fund since 2002.

US Equity Fund

ADAGE CAPITAL MANAGEMENT, LP (Boston, MA). Robert Atchinson (managing director, portfolio manager, and equity analyst) founded Adage in 2001. Prior to that, he was a senior vice president and portfolio manager (since 1985) of Harvard Management Company. Phillip Gross (managing director, research director, and equity analyst) joined Adage in 2001. Prior to that, he was vice president, equity analyst, and portfolio manager (since 1983) at Harvard Management Company. Adage has managed assets for the fund since 2002.

-------------------------------------------------------------------------------
                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS
-------------------------------------------------------------------------------

The mutual funds' principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the Statement of Additional Information.

Fundamental Policies. The investment objective for each fund except the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds and certain investment policies and restrictions of all funds that are designated in this prospectus or in the Statement of Additional Information as "fundamental" may be changed only with the approval of the fund's members holding a majority of that fund's outstanding voting securities. Other investment policies and restrictions may be changed by the funds' board of directors without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals. Performance benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Defensive Strategies. Except for the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds, the funds may temporarily depart from their normal investment policies -- for example, by investing substantially in cash reserves -- in response to adverse market, economic, political, or other conditions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Short-Term Trading. The money managers may sell a security when they believe it is appropriate to do so. The Multi-Asset, Bond, and Short-Term Funds may engage in active and frequent trading to achieve the investment objective. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds' performance.

Commingled Investment Vehicles (CIVs). In order to achieve their investment objectives, the Multi-Asset and US Equity Funds invest in CIVs. As an investor in a CIV, a fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the CIV. CIV fees and expenses are in addition to those disclosed under Fees and Annual Operating Expenses and therefore affect the funds' returns.

Short Sales. The funds may engage in short sale transactions where a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or (2) otherwise cover the fund's short position. A fund may not acquire short positions in the securities of a single issuer whose value exceeds 2% of the fund's total assets. A fund's investment performance will suffer if a security that it has sold short appreciates in value.

-------------------------------------------------------------------------------
                           PURCHASES AND REDEMPTIONS
-------------------------------------------------------------------------------

Account Application. An account application must be completed and submitted by each TIP investor. Accompanying the completed application, members must also submit proof of their tax-exempt status from the IRS. Organizations admitted as members of TIP that are subsequently determined to be ineligible will be asked to redeem all shares that they hold in all TIFF mutual funds.

Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value (the "NAV") per share of the fund as determined on the effective date of the purchase or redemption. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, Investors Bank & Trust Company, as of the end of regular trading hours of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays ("business days"). Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.

Fees. Purchases and redemptions of shares in the funds include no sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to FAI or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to reinvested dividends or capital gains distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at FAI's discretion when the transaction will not result in significant costs for the affected fund (e.g., inkind purchases and redemptions).

Offering Dates, Times, and Prices. Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund's NAV next determined after an order and payment are accepted and any applicable entry fee has been deducted. Each fund's NAV is determined on the basis of market prices or fair value as determined by the fund's board of directors. If the money manager believes that events occurring after the close of a foreign exchange have rendered the market quotations unreliable, the fund may use fairvalue estimates instead. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. All purchases, except inkind purchases, must be made in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when FAI receives a completed account application and other required documents, and funds become available to TIP in TIP's account with the custodian as set forth below.

Investment Minimums. The minimum initial investment in each fund is $100,000 with the exception of the Short-Term Fund, which has a minimum initial investment of $50,000. The individual fund minimum may be waived if a member invests at least $750,000 in any combination of funds. Minimums may be waived for FAI employees.

Order and Payment Procedures. The following procedures apply to purchases of shares.

When Allowed                  Purchases may be made on any business day.

Payment Procedure             Federal funds should be wired to the funds'
                              custodian and transfer agent, Investors Bank &
                              Trust Company, Boston, Massachusetts. (See wiring instructions below.)

Notification                  A purchaser must call FAI at 434-817-8200 to
                              inform FAI of the incoming wire transfer and must clearly indicate which fund is to be purchased. If
                              FAI receives federal funds prior to 4:00 p.m.
                              Eastern time, the order will be effective on that day. If FAI receives notification after 4:00 p.m.
                              Eastern time or if federal funds are not received by the transfer agent by 4:00 p.m. Eastern time, such purchase order shall be executed the next business day.

Converted Funds               Funds transferred by bank wire may or may not be
                              converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will be converted the next business day.

Wiring Instructions

Bank                          Investors Bank & Trust Company
Address                       Boston, Massachusetts
ABA#                          011001438
Attention                     Transfer Agent
Deposit Account               433334444
Further Credit                TIFF Investment Program
Member Name                   Name of Member Organization

Redemption Procedures. The following procedures apply to redemptions of shares.

Type of Redemption            Full and fractional shares in any amount may be
                              redeemed upon a member's request.

Who May Redeem                Only an authorized agent as designated on the
                              member's account application may request a redemption.

Notification                  The member must inform FAI of the dollar or share
                              amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application) and the member's name and account number.

Time of Notice                FAI must receive notice of redemption by 4:00 p.m.
                              Eastern time on any business day.

Late Notice                   If the notice is received on a day that is not a
                              business day or after 4:00 p.m. Eastern time, it will be deemed received as of the next business day.

Proceeds Proceeds of redemptions will be wired to the account designated on the account application. In order to change this account either temporarily or permanently, FAI must receive new instructions in writing from an authorized person with the appropriate signature guarantee by a qualified financial institution.

Redemption Price              The redemption will be based on the NAV per share
                              next determined after receipt by FAI of proper notice.

Payment Payment, less any applicable exit fee, generally will be made on the day following receipt of notice, but FAI reserves the right to delay payment for up to seven days.

Telephone Redemption Option. A member may request a redemption by calling FAI. TIP, FAI, Investors Capital Services, Inc. ("Investors Capital"), the funds' administrator, or the transfer agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. FAI will take reasonable steps to ensure that telephone instructions are legitimate. TIP, FAI, Investors Capital, or the transfer agent may require personal identification codes. FAI will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions. The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's net asset value during such period. In-kind redemptions entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by FAI in its discretion, as opposed to the cash distributions normally made to redeeming members.

Exchange Privilege. One fund's shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange. There is no minimum for such an exchange but fund minimums apply. An exchange order is considered a redemption followed by a purchase for tax purposes and for purposes of assessing entry and exit fees. Members wishing to make exchange requests should contact FAI.

Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares). A member may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to FAI with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by FAI.

Accounts with Low Balances. If the value of a member's total account with the funds falls below $25,000 as a result of selling shares, FAI may send a notice asking the member to bring the account back up to $25,000 or to close it out. If the member does not take action within 100 days, FAI may redeem the member's shares and send the proceeds to the member.

-------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

Intended Distribution Schedule. Each fund intends to distribute to its members substantially all of its net investment income and its net realized long-term and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. The intended payment schedules are summarized in the following table:

--------------------------------------------------------------------------------------------------------------------------------
                                              DIVIDENDS                                                CAPITAL GAINS

                          DECLARED           REINVESTED            PAID                   DECLARED       REINVESTED     PAID
Multi-Asset              Semi-Annually       July/December         July/December          Annually       December       December
International Equity     Semi-Annually       July/December         July/December          Annually       December       December
US Equity                Quarterly           Apr/Jul/Oct/Dec       Apr/Jul/Oct/Dec        Annually       December       December
Domestic Stock Index     Annually            December              December               Annually       December       December
Bond                     Monthly             Last Business Day     First Business Day     Annually       December       December
Government Bond Index    Monthly             Last Business Day     First Business Day     Annually       December       December
Inflation-Linked Bond    Semi-Annually       July/December         July/December          Annually       December       December
Short-Term               Monthly             Last Business Day     First Business Day     Annually       December       December
--------------------------------------------------------------------------------------------------------------------------------

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December, to members of record in such month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. TIP will seek to provide to members as much notice as possible regarding the timing of all distributions.

Distribution Options. Dividends and capital gains may be reinvested in additional shares of the same fund or a different TIFF fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Members may change their election by writing to FAI by the record date of the applicable distribution.

Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage distribution should contact FAI to arrange for such specific distributions.

Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classified as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

-------------------------------------------------------------------------------
                              TAX CONSIDERATIONS
-------------------------------------------------------------------------------

Because all members (except FAI employees) of the TIFF mutual funds are tax-exempt 501(c)(3) organizations, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. FAI employees should consult the Statement of Additional Information (the "SAI") for information relating to the tax consequences of their investment in the funds.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following financial highlights tables are intended to help members understand the funds' financial performance for the period of each fund's operations. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included along with the funds' financial statements in the Annual Report (available upon request). Because the Domestic Stock Index, Government Bond Index, and Inflation-Linked Bond Funds have not yet commenced operations, no financial highlights are available.


---------------------------------------------------------------------------------------------------------------------------
TIFF MULTI-ASSET FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
For a share outstanding throughout each year

Net asset value, beginning of year                                $12.18     $13.41       $11.42       $11.65       $12.08
                                                                  ------     ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                               0.17       0.23         0.22         0.20         0.44
Net realized and unrealized gain (loss) on investments*            (0.59)      0.04         2.30        (0.20)        0.01
                                                                  ------     ------       ------       ------       ------
Total from investment operations                                   (0.42)      0.27         2.52         0.00         0.45
                                                                  ------     ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                              (0.17)     (0.28)       (0.50)       (0.26)       (0.45)
                                                                  ------     ------       ------       ------       ------
Net realized gains                                                 (0.01)     (1.24)       (0.07)          --        (0.63)
                                                                  ------     ------       ------       ------       ------
Total distributions                                                (0.18)     (1.52)       (0.57)       (0.26)       (1.08)
                                                                  ------     ------       ------       ------       ------
Entry/exit fee per share                                            0.01       0.02         0.04         0.03         0.20
Net asset value, end of year                                      $11.59     $12.18       $13.41       $11.42       $11.65
                                                                  ======     ======       ======       ======       ======
TOTAL RETURN (A)                                                  (3.34%)     2.39%       22.65%        0.22%        5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                  $208,441   $215,035     $238,644     $291,847     $382,317
Ratio of expenses to average net assets                            0.97%      0.94%        0.57%        0.65%        0.72%
Ratio of net investment income to average net assets               1.42%      1.67%        2.20%        1.85%        3.30%
Portfolio turnover                                               139.64%    156.15%      154.49%      196.06%      181.51%

(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund;
    however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
  * Including foreign currency-related transactions.


---------------------------------------------------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
For a share outstanding throughout each year
Net asset value, beginning of year                              $11.25       $13.58       $11.17       $11.77       $12.19
                                                                ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.07         0.12         0.13         0.19         0.17
Net realized and unrealized gain (loss) on investments*          (2.05)       (1.74)        3.93         0.12        (0.11)
                                                                ------       ------       ------       ------       ------
Total from investment operations                                 (1.98)       (1.62)        4.06         0.31         0.06
                                                                ------       ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                            (0.03)       (0.08)       (0.13)       (0.32)       (0.25)
Net realized gains                                               (0.12)       (0.65)       (1.54)       (0.62)       (0.28)
Return of capital                                                (0.04)          --           --           --           --
                                                                ------       ------       ------       ------       ------
Total distributions                                              (0.19)       (0.73)       (1.67)       (0.94)       (0.53)
                                                                ------       ------       ------       ------       ------
Entry/exit fee per share                                          0.01         0.02         0.02         0.03         0.05
                                                                ------       ------       ------       ------       ------
Net asset value, end of year                                    $ 9.09       $11.25       $13.58       $11.17       $11.77
                                                                ======       ======       ======       ======       ======
TOTAL RETURN (A)                                               (17.49%)     (11.66%)      37.40%        3.03%(C)     0.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $142,396     $181,110     $246,429     $260,030     $241,072
Ratio of expenses to average net assets                          1.40%        1.16%        1.00%        0.81%(b)     1.21%
Ratio of expenses to average net assets before expense
  waivers                                                        1.40%        1.16%        1.00%        0.84%(b)     1.21%
Ratio of net investment income to average net assets             0.68%        0.99%        1.32%        1.47%        0.72%
Portfolio turnover                                              54.96%       62.04%       28.33%       30.62%       25.55%

(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund;
    however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.

(b) Expenses include tax expense for the year ended December 31, 1998. Without the tax expense, the ratio of expenses to average net assets and the ratio of expenses to average net assets before expense waivers would have been 0.76% and
    0.79%, respectively.

(c) Total return would have been lower had certain expenses not been waived or reimbursed.

  * Includes foreign currency-related transactions.

---------------------------------------------------------------------------------------------------------------------------
TIFF US EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
For a share outstanding throughout each year
Net asset value, beginning of year                              $12.96       $15.78       $15.62       $15.66       $13.74
                                                                ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.01         0.12         0.09         0.17         0.50
Net realized and unrealized gain (loss) on investments           (0.85)       (0.61)        2.70         1.58         3.93
                                                                ------       ------       ------       ------       ------
Total from investment operations                                 (0.84)       (0.49)        2.79         1.75         4.43
                                                                ------       ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                            (0.03)       (0.10)       (0.43)       (0.14)       (0.51)
Net realized gains                                                  --        (2.24)       (2.21)       (1.66)       (2.01)
Return of capital                                                (0.01)          --           --           --           --
                                                                ------       ------       ------       ------       ------
Total distributions                                              (0.04)       (2.34)       (2.64)       (1.80)       (2.52)
                                                                ------       ------       ------       ------       ------
Entry/exit fee per share                                            --#        0.01         0.01         0.01         0.01
                                                                ------       ------       ------       ------       ------
Net asset value, end of year                                    $12.08       $12.96       $15.78       $15.62       $15.66
                                                                ======       ======       ======       ======       ======

TOTAL RETURN (A)                                                (6.51%)      (2.67%)      18.89%       11.85%       33.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $217,578     $242,806     $280,853     $312,587     $255,714
Ratio of expenses to average net assets                          1.28%        0.79%        0.67%        0.72%        0.70%
Ratio of net investment income to average net assets             0.07%        0.82%        0.68%        0.99%        1.34%
Portfolio turnover                                             103.40%       88.20%       73.59%       98.30%      108.52%

(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund;
    however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
  # Rounds to less than $0.01 per share.

---------------------------------------------------------------------------------------------------------------------------
TIFF BOND FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
For a share outstanding throughout each year
Net asset value, beginning of year                              $ 9.98       $ 9.60       $10.29       $10.24       $10.06
                                                                ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.60         0.62         0.61         0.60         0.64
Net realized and unrealized gain (loss) on investments            0.18         0.40        (0.65)        0.13         0.27
                                                                ------       ------       ------       ------       ------
Total from investment operations                                  0.78         1.02        (0.04)        0.73         0.91
                                                                ------       ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                            (0.61)       (0.64)       (0.63)       (0.62)       (0.65)
Net realized gains                                                  --           --        (0.02)       (0.06)       (0.08)
                                                                ------       ------       ------       ------       ------
Total distributions                                              (0.61)       (0.64)       (0.65)       (0.68)       (0.73)
                                                                ------       ------       ------       ------       ------
Net asset value, end of year                                    $10.15       $ 9.98       $ 9.60       $10.29       $10.24
                                                                ======       ======       ======       ======       ======
TOTAL RETURN                                                     7.91%       11.01%       (0.45%)       7.31%        9.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $168,212     $200,811     $184,508     $197,652     $173,352
Ratio of expenses to average net assets                          0.49%        0.50%        0.48%        0.46%        0.56%
Ratio of net investment income to average net assets             5.88%        6.51%        6.01%        5.82%        6.41%
Portfolio turnover                                             483.07%      456.33%      474.10%      329.49%      398.16%

---------------------------------------------------------------------------------------------------------------------------
TIFF SHORT-TERM FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                              $10.00       $ 9.94       $ 9.97       $ 9.95       $ 9.99
                                                                ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.47         0.60         0.52         0.54         0.54
Net realized and unrealized gain (loss) on investments            0.04         0.06        (0.03)        0.01        (0.02)
                                                                ------       ------       ------       ------       ------
Total from investment operations                                  0.51         0.66         0.49         0.55         0.52
                                                                ------       ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                            (0.47)       (0.60)       (0.52)       (0.53)       (0.56)
Net realized gains                                               (0.02)          --           --           --           --
Return of capital                                                (0.00)#         --           --           --           --
                                                                ------       ------       ------       ------       ------
Total distributions                                              (0.49)       (0.60)       (0.52)       (0.53)       (0.56)
                                                                ------       ------       ------       ------       ------
Net asset value, end of year                                    $10.02       $10.00       $ 9.94       $ 9.97       $ 9.95
                                                                ======       ======       ======       ======       ======
TOTAL RETURN (A)                                                 5.29%        6.86%        4.93%        5.59%        5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $ 93,882     $ 76,835     $ 89,756     $ 74,907     $ 34,431
Ratio of expenses to average net assets                          0.35%        0.35%        0.35%        0.35%        0.47%
Ratio of expenses to average net assets before expense
  waivers                                                        0.40%        0.43%        0.45%        0.53%        0.56%
Ratio of net investment income to average net assets             4.75%        6.07%        5.14%        5.41%        5.53%

(a) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.
  # Rounds to less than $0.01.

-------------------------------------------------------------------------------
                              FURTHER INFORMATION
-------------------------------------------------------------------------------

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the Statement of Additional Information ("SAI") dated May 1, 2002, which has been filed with the Securities and Exchange Commission and which can be obtained without charge by contacting The Investment Fund for Foundations ("TIFF") by mail, phone, fax, or email using the address information below. The SAI is incorporated herein by reference. Further information about the funds' investments is also available in the TIP Annual and Semi-Annual Reports to members. The funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year and is available without charge by contacting TIFF.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (for information, call 202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

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TIFF    THE INVESTMENT FUND FOR FOUNDATIONS
[LOGO]  Enhancing the investment returns of non-profit organizations

        590 Peter Jefferson Parkway, Suite 250
        Charlottesville, Virginia 22911
        Phone:                                         434-817-8200
        Fax:                                           434-817-8231
        Website:                                       www.tiff.org

        Electronic mail inquiries:
        Services offered by TIFF:                     info@tiff.org
        Member-specific account data:       memberservices@tiff.org
        Manager selection procedures:             managers@tiff.org

        For further information about any of TIFF's services, please contact TIFF at the address or phone number listed above. The funds are distributed by Quasar Distributors, LLC.
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SEC File Number 811-8234